FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 25, 2003


                   Structured Asset Mortgage Investments, Inc.
                Mortgage Pass-Through certificates, Series 2000-1
             (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     (Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                  383 Madison Avenue, New York, New York        10167
               (Address of principal executive offices)       (Zip Code)



       Registrant's telephone number, including area code: (212) 272-2000



                                 Not Applicable
          Former name or former address, if changed since last report.

Item 5.       Other Events.


1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 2000-1, on June 25, 2003. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated January 26, 2000, between and among Structured Asset Mortgage Investments, Inc., as Seller, Norwest Bank Minnesota, National Association, as Master Services, and Bankers Trust Company, as Trustee.


Item 7.       Financial Statements and Exhibits.


      c) Exhibits.


          (28.29)       June 25, 2003 - Information on Distribution to
                                       Certificateholders.

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                   Structured Asset Mortgage Investments Inc.
                                                (Registrant)






Date:   July 10, 2003              By: /s/ Joseph Jurkowski Jr.
                                       Joseph Jurkowski Jr.
                                       Vice President/Asst.Secretary

                   Structured Asset Mortgage Investments, Inc.


                                    FORM 8-K


                                 CURRENT REPORT


Exhibit Index


Exhibit No.              Description


  (28.29)                June 25, 2003 - Information on Distribution to
                                        Certificateholders

            June 25, 2003 - INFORMATION ON DISTRIBUTION EXHIBIT 28.29
                              TO CERTIFICATEHOLDERS



                   Structured Asset Mortgage Investments, Inc.
               Mortgage Pass-Through Certificates, Series 2000-1




            Principal Amt.
             Outstanding                                                                            Ending          Cumulative
 Cert.         Prior to        Interest      Interest         Principal           Total          Certificate         Realized
 Class       Distribution        Rate      Distribution     Distribution      Distribution         Balance            Losses
IA1         $57,208,906.33     3.87071%     $184,532.78     $1,018,801.63     $1,203,334.41     $56,190,104.69          $0.00
IAIO                     0     0.92000%       43,860.16                 0        $43,860.16              $0.00           0.00
IB1           4,703,993.88     4.79071%       18,779.58         13,961.62        $32,741.20      $4,690,032.25           0.00
IB2             973,262.41     4.79071%        3,885.52          2,888.68         $6,774.20        $970,373.73           0.00
IB3             729,923.71     4.79071%        2,914.05          2,166.44         $5,080.49        $727,757.27           0.00
IB4             324,451.60     4.79071%        1,295.30            962.98         $2,258.28        $323,488.61           0.00
IB5             243,246.32     4.79071%          971.10            721.96         $1,693.06        $242,524.35           0.00
IB6             550,735.12     4.79071%        2,198.68          1,634.60         $3,833.28        $547,351.69     186,640.18
IIA1          8,930,429.99     7.10063%       52,843.09        312,295.87       $365,138.96      $8,618,134.12           0.00
IIB1          1,067,871.22     7.10063%        6,318.80         37,343.30        $43,662.10      $1,030,527.92           0.00
IIB2            658,907.20     7.10063%        3,898.88         23,041.89        $26,940.77        $635,865.31           0.00
IIB3            340,790.92     7.10063%        2,016.53         11,917.41        $13,933.94        $328,873.51           0.00
IIB4            204,482.01     7.10063%        1,209.96          7,150.71         $8,360.67        $197,331.30           0.00
IIB5             68,173.10     7.10063%          403.39          2,384.00         $2,787.39         $65,789.10           0.00
IIB6            159,062.75     7.10063%          941.21          5,562.40         $6,503.61        $153,500.35           0.00
IIIA1        17,785,553.98     6.98892%      103,584.79        702,450.29       $806,035.08     $17,083,103.69           0.00
IIIB1         2,174,420.29     6.98892%       12,664.03            881.98        $13,546.01      $2,173,538.31           0.00
IIIB2         1,087,236.95     6.98892%        6,332.17            441.00         $6,773.17      $1,086,795.95           0.00
IIIB3           483,198.55     6.98892%        2,814.20            195.99         $3,010.19        $483,002.56           0.00
IIIB4           281,834.55     6.98892%        1,641.43            114.32         $1,755.75        $281,720.23           0.00
IIIB5           120,839.85     6.98892%          703.78             49.01           $752.79        $120,790.84           0.00
IIIB6           259,776.09     6.98892%        1,512.96            105.37         $1,618.33        $259,670.72      30,279.84
RI                       0     8.32023%               0                 0             $0.00              $0.00           0.00
RII                      0     8.32023%               0                 0             $0.00              $0.00           0.00

            $98,357,096.82                  $455,322.39     $2,145,071.45     $2,600,393.84     $96,210,276.51    $216,920.05



CERTIFICATE ACCOUNT

Beginning Balance                                                           0.00

Deposits

        Payment of Interest and Principal                           2,639,601.07
        Liquidations, Insurance Proceeds, Reserve Funds                     0.00
        Proceeds from Repurchased Loans                                     0.00
        Other Amounts (Servicer Advances)                              77,491.60
        Realized Losses                                               (1,748.83)
        Prepayment Penalties                                                0.00
                                                                    ------------
Total Deposits                                                      2,715,343.84

Withdrawals
        Reimbursement for Servicer Advances                            89,310.74
        Payment of Service Fee                                         25,639.24
        Payment of Interest and Principal                           2,600,393.86
                                                                    ------------
Total Withdrawals (Pool Distribution Amount)                        2,715,343.84

Ending Balance                                                              0.00
                                                                    ============

PREPAYMENT/CURTAILMENT INTEREST SHORTFALL

Total Prepayment/Curtailment Interest Shortfall                         5,218.04
Servicing Fee Support                                                   5,218.04
                                                                        --------
Non-Supported Prepayment/Curtailment Interest Shortfall                     0.00
                                                                        ========

SERVICING FEES

Gross Servicing Fee                                                    29,525.39
Master Servicing Fee                                                    1,331.89
Trustee- Deutsche Bank                                                      0.00
Supported Prepayment/Curtailment Interest Shortfall                     5,218.04
                                                                       ---------
Net Servicing Fee                                                      25,639.24
                                                                       =========


                                DELINQUENT                                                           BANKRUPTCY
                      No of Loans        Prin Balance                                       No of Loans        Prin Balance

30 Days                        62        5,128,140.19              0-29 Days                          2           96,826.41
60 Days                        29        2,380,601.08              30 Days                            0                0.00
90 Days                        11        1,655,983.76              60 Days                            4          540,405.84
120 Days                        3          338,001.11              90 Days                            0                0.00
150 Days                        2          191,312.15              120 Days                           0                0.00
180+ Days                       3          237,161.20              150 Days                           0                0.00
                                -        ------------              180+ Days                          3          312,066.13
                              110        9,931,199.49                                                 -          ----------
                                                                                                      9          949,298.38
30 Days                10.763889%           5.317772%
60 Days                 5.034722%           2.468632%              0-29 Days                  0.347222%           0.100407%
90 Days                 1.909722%           1.717220%              30 Days                    0.000000%           0.000000%
120 Days                0.520833%           0.350500%              60 Days                    0.694444%           0.560389%
150 Days                0.347222%           0.198387%              90 Days                    0.000000%           0.000000%
180+ Days               0.520833%           0.245931%              120 Days                   0.000000%           0.000000%
                        --------           ---------               150 Days                   0.000000%           0.000000%
                                                                   180+ Days                  0.520833%           0.323606%
                        9.097222%          10.298441%                                         --------            --------
                                                                                               1.56250%           0.984402%

                                 FORECLOSURE                                                               REO

                      No of Loans        Prin Balance                                       No of Loans        Prin Balance

0-29 Days                       0                0.00              0-29 Days                          0                0.00
30 Days                         0                0.00              30 Days                            0                0.00
60 Days                         0                0.00              60 Days                            0                0.00
90 Days                         0                0.00              90 Days                            0                0.00
120 Days                        0                0.00              120 Days                           0                0.00
150 Days                        1          129,741.51              150 Days                           0                0.00
180+ Days                       4          233,307.84              180+ Days                          1           29,331.78
                                -          ----------                                                 -           ---------
                                5          363,049.35                                                 1           29,331.78

0-29 Days               0.000000%           0.000000%              0-29 Days                  0.000000%           0.000000%
30 Days                 0.000000%           0.000000%              30 Days                    0.000000%           0.000000%
60 Days                 0.000000%           0.000000%              60 Days                    0.000000%           0.000000%
90 Days                 0.000000%           0.000000%              90 Days                    0.000000%           0.000000%
120 Days                0.000000%           0.000000%              120 Days                   0.000000%           0.000000%
150 Days                0.173611%           0.134539%              150 Days                   0.000000%           0.000000%
180+ Days               0.694444%           0.241935%              180+ Days                  0.173611%           0.030416%
                        --------            --------                                          --------            ---------
                        0.868056%           0.376474%                                         0.173611%           0.030416%

                                                                                                         TOTAL

                                                                                            No of Loans        Prin Balance

                                                                   0-29 Days                          2           96,826.41
                                                                   30 Days                           62        5,128,140.19
                                                                   60 Days                           33        2,921,006.92
                                                                   90 Days                           11        1,655,983.76
                                                                   120 Days                           3          338,001.11
                                                                   150 Days                           3          321,053.66
                                                                   180+ Days                         11          811,866.95
                                                                                                    ---       -------------
                                                                                                    125       11,272,879.00

                                                                   0-29 Days                  0.347222%           0.100407%
                                                                   30 Days                   10.763889%           5.317772%
                                                                   60 Days                    5.729167%           3.029022%
                                                                   90 Days                    1.909722%           1.717220%
                                                                   120 Days                   0.520833%           0.350500%
                                                                   150 Days                   0.520833%           0.332926%
                                                                   180+ Days                  1.909722%           0.841889%
                                                                                             ---------           ---------
                                                                                             21.701389%          11.689734%



Current Period Class A Insufficient Funds                     0.00
Principal Balance of Contaminated Properties                  0.00
Periodic Advance                                         77,491.60

COLLATERAL STATEMENT

Collateral Description                                            Mixed ARM
Weighted Average Gross Coupon                                     5.931863%
Weighted Average Net Coupon                                       5.571640%
Weighted Average Pass-Through Rate                                5.555134%
Weighted Average Maturity (Stepdown Calculation)                        287

Beginning Scheduled Collateral Loan Count                               593
Number of Loans Paid in Full                                             17
Ending Scheduled Collateral Loan Count                                  576

Beginning Scheduled Collateral Balance                        98,357,096.83
Ending Scheduled Collateral Balance                           96,210,276.53
Ending Actual Collateral Balance at 31-May-2003               96,434,006.87

Monthly P&I Constant                                             687,565.76
Special Servicing Fee                                                  0.00
Prepayment Penalties                                                   0.00
Realized Loss Amount                                               1,748.83
Cumulative Realized Loss                                         216,733.34

Ending Schedule Balance for Premium Loans                     96,210,276.53
Ending Schedule Balance for Discount Loans                                0
Scheduled Principal                                              201,365.11
Unscheduled Principal                                          1,945,455.19



Miscellaneous Reporting

Group 1 Average Loss Severity                                          0.00
Group 1 Diverted Amount                                                0.00
Group 1 Senior Percentage                                        88.374653%
Group 1 Senior Prepayment Percentage                            100.000000%
Group 1 Subordinate Percentage                                   11.625347%
Group 1 Subordinate Prepayment  Percentage                        0.000000%
Group 2 Average Loss Severity                                     0.000000%
Group 2 Diverted Amount                                           0.000000%
Group 2 Senior Percentage                                        78.133430%
Group 2 Senior Prepayment Percentage                             78.133430%
Group 2 Subordinate Percentage                                   21.866570%
Group 2 Subordinate Prepayment  Percentage                        0.000000%
Group 3 Average Loss Severity                                     0.000000%
Group 3 Diverted Amount                                           0.000000%
Group 3 Senior Percentage                                        80.140883%
Group 3 Senior Prepayment Percentage                            100.000000%
Group 3 Subordinate Percentage                                   19.859117%
Group 3 Subordinate Prepayment  Percentage                        0.000000%



Group                                            1                2                3                 Total
Collateral Description                        Mixed ARM        Mixed ARM        Mixed ARM        Mixed ARM
Weighted Average Coupon Rate                   5.180684         7.616883         7.255166         5.931863
Weighted Average Net Rate                      4.807353         7.116884         7.005166         5.571640
Pass-Through Rate                              4.790714         7.100633         6.988916         5.555134
Weighted Average Maturity                           239              317              314              287
Record Date                                   5/31/2003        5/31/2003        5/31/2003        5/31/2003
Principal and Interest Constant              471,608.59        72,777.97       143,179.20       687,565.76
Beginning Loan Count                                418               73              102              593
Loans Paid in Full                                    8                4                5               17
Ending Loan Count                                   410               69               97              576
Beginning Scheduled Balance               64,734,519.36    11,429,717.21    22,192,860.26    98,357,096.83
Ending Scheduled Balance                  63,691,632.61    11,030,021.63    21,488,622.29    96,210,276.53
Scheduled Principal                          192,134.37           228.95         9,001.79       201,365.11
Unscheduled Principal                        850,752.38       399,466.63       695,236.18     1,945,455.19
Scheduled Interest                           279,474.22        72,549.02       134,177.41       486,200.65
Servicing Fee                                 20,139.50         4,762.38         4,623.51        29,525.39
Master Servicing Fee                             876.59           154.77           300.53         1,331.89
Trustee Fee                                        0.00             0.00             0.00             0.00
FRY Amount                                         0.00             0.00             0.00             0.00
Special Hazard Fee                                 0.00             0.00             0.00             0.00
Other Fee                                         20.94             0.00             0.00            20.94
Pool Insurance Fee                                 0.00             0.00             0.00             0.00
Spread 1                                           0.00             0.00             0.00             0.00
Spread 2                                           0.00             0.00             0.00             0.00
Spread 3                                           0.00             0.00             0.00             0.00
Net Interest                                 258,437.19        67,631.87       129,253.37       455,322.43
Realized Loss Amount                           1,748.83             0.00             0.00         1,748.83
Cumulative Realized Loss                     186,453.49             0.00        30,279.85       216,733.34
Percentage of Cumulative Losses                    0.00             0.00             0.00             0.00
Prepayment Penalties                               0.00             0.00             0.00             0.00
Special Servicing Fee                              0.00             0.00             0.00             0.00

